                                                                     Exhibit 4.1


   COMMON STOCK                                                                  COMMON STOCK
      [SEAL]                                                                       [SEAL]
INCORPORATED UNDER THE LAWS        [LOGO OF PREVIEW SYSTEMS]        SEE RESERVE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                                                    CUSIP 741379 10 1





THIS CERTIFIES THAT









IS THE RECORD HOLDER OF

                FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $.0002 PAR VALUE PER SHARE, OF
                                                     Preview Systems, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate property endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


    Elias J. Blawie                                                                                  Vincent Pluvinage
        SECRETARY                            [SEAL OF PREVIEW SYSTEMS, INC.]               PRESIDENT AND CHIEF EXECUTIVE OFFICER

    COUNTERSIGNED AND REGISTERED:
                 AMERICAN STOCK TRANSFER & TRUST COMPANY
                          (NEW YORK, N.Y.)
                                         TRANSFER AGENT AND REGISTRAR

                                                    AUTHORIZED SIGNATURE

                             Preview Systems, Inc.


     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                  UNIF GIFT MIN ACT...............Custodian...................
TEN ENT  -- as tenants by the entireties                               (Cust)                      (Minor)
JT TEN   -- as joint tenants with right of                         under Uniform Gifts to Minors
            survivorship and not as tenants                        Act________________________________________
            in common                                                               (State)
COM PROP -- as community property                  UNIF TRF MIN ACT...........Custodian (until age............)
                                                                      (Cust)
                                                                   ....................under Uniform Transfers
                                                                        (Minor)
                                                                    to Minors Act ............................
                                                                                           (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                             ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________
                                    X__________________________________________


                                    X__________________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15